UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 3, 2021

Capital Senior Living Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

16301 Quorum Drive
Suite 160A
Addison, TX 75001	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSU	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

On November 3, 2021, Capital Senior Living Corporation (the “Company”) completed its previously announced financing transactions (the “Transactions”). Pursuant to the Transactions, the Company raised approximately $154.8 million through (i) the issuance to affiliates of Conversant Capital LLC (“Conversant”) of 41,250 shares of newly designated Series A Convertible Preferred Stock of the Company, par value $0.01 per share (the “Series A Preferred Stock”), 1,650,000 shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), and 1,031,250 warrants to purchase Common Stock (collectively, the “Private Placement”) and (ii) a Common Stock rights offering (the “Rights Offering”) to the Company’s existing stockholders, pursuant to which such stockholders purchased an additional 1,133,941 shares of Common Stock. Conversant and Arbiter Partners QP, LP (“Arbiter”) backstopped the Rights Offering, pursuant to which they purchased an additional 1,160,806 shares of Common Stock and 114,911 shares of Common Stock, respectively (the “Backstop”), and received a backstop fee of 174,675 shares of Common Stock and 17,292 shares of Common Stock, respectively (the “Backstop Fee”).

On November 3, 2021, in connection with the closing of the Transactions (the “Closing”), the Company entered into (i) an Investor Rights Agreement (the “Investor Rights Agreement”) with Silk Partners LP (“Silk”) and Conversant, which is attached hereto as Exhibit 10.1 and incorporated herein by reference, (ii) a Registration Rights Agreement with Conversant, which is attached hereto as Exhibit 10.2 and incorporated herein by reference, and (iii) a Warrant Agreement with Computershare Inc. and Computershare Trust Company, N.A., which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

The information set forth under Item 1.01 of the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 22, 2021 and October 1, 2021 with respect to the Investor Rights Agreement, the Registration Rights Agreement and the Warrant Agreement is incorporated into this Item 1.01 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the Private Placement, the Backstop and the Backstop Fee is incorporated into this Item 3.02 by reference. All securities issued pursuant to the Private Placement, the Backstop and the Backstop Fee were issued in an exempt transaction pursuant to Section 4(a)(2) of the Securities Act of 1933.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of the Company’s Current Reports on Form 8-K filed with the SEC on July 22, 2021 and October 1, 2021 with respect to the Investor Rights Agreement and the Certificate of Designations is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On November 3, 2021, the Board of Directors (the “Board”) of the Company accepted the resignations, effective upon the Closing, of directors Ed A. Grier, E. Rodney Hornbake, Ross B. Levin, Steven T. Plochocki and Michael R. Reid, and appointed, effective upon the Closing, Ben Harris, David W. Johnson, Noah Beren, Shmuel Lieberman, Elliot R. Zibel and Max J. Levy to the Board. Such resignations were not as a result of any disagreement with the Company known to an executive officer of the Company on any matter relating to the Company’s operations, practices or policies. Following the Closing, the Board composition will be as follows:

Class I (terms expire at 2022 annual meeting)

Philip A. Brooks

Ben Harris*

David W. Johnson (Chairman)*

Class II (terms expire at 2023 annual meeting)

Noah Beren**

Shmuel Lieberman**

Kimberly S. Lody

Class III (terms expire at 2021 annual meeting)

Jill M. Krueger

Max J. Levy*

Elliot R. Zibel*;

* nominated by Conversant

** nominated by Silk

The new directors were appointed pursuant to Silk and Conversant’s rights under the Investor Rights Agreement.

Effective upon the Closing, the committees of the Board were reconstituted as follows:

Audit Committee

Ben Harris

David W. Johnson

Jill M. Krueger (Chairwoman)

Nominating and Governance Committee

Noah Beren

Philip A. Brooks (Chairman)

Jill M. Krueger

Elliot R. Zibel

Compensation Committee

Jill M. Krueger

Max J. Levy

Shmuel Lieberman (Chairman)

The newly appointed directors will be entitled to the same compensation as payable to the existing non-employee directors of the Company.

(e) Adoption of Compensatory Plan.

On November 3, 2021, the Company entered into Amendment No. 1 (the “LTIP Amendment”) to the Company’s 2019 Omnibus Stock and Incentive Plan, as amended (the “2019 Plan”). The Amendment:

•	increases the number of shares of Common Stock available for awards under the 2019 Plan by 647,600 shares; and

•	provides an exception to the 2019 Plan’s minimum one-year vesting period with respect to 257,000 of the shares of Common Stock covered by the Amendment.

A copy of the LTIP Amendment is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2021, in connection with the consummation of the Transactions, the Company filed an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 4,333,334 shares to 15,000,000 shares. The Charter Amendment became effective upon filing.

A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Additionally, on November 3, 2021, in connection with the consummation of the Transactions, the Company filed a Certificate of Designation, Rights and Privileges of Series A Convertible Preferred Stock (the “Certificate of Designation”) to establish the Rights and Preferences of the Series A Preferred Stock. The Certificate of Designations became effective upon filing.

A copy of the Certificate of Designation is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01	Other Events.

On November 3, 2021, the Company issued a press release announcing the closing of Transactions. A copy of the press release is attached as Exhibits 99.1 to this Current Report on Form 8- K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Third Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Capital Senior Living Corporation

3.2	Certificate of Designation, Rights and Privileges of Series A Convertible Preferred Stock, par value $0.01, of Capital Senior Living Corporation

10.1	Investor Rights Agreement, dated as of November 3, 2021, by and among Capital Senior Living Corporation, Conversant Dallas Parkway (A) LP, Conversant Dallas Parkway (B) LP and Silk Partners LP

10.2	Registration Rights Agreement, dated as of November 3, 2021, by and among Capital Senior Living Corporation, Conversant Dallas Parkway (A) LP and Conversant Dallas Parkway (B) LP

10.3	Warrant Agreement, dated as of November 3, 2021, by and among Capital Senior Living Corporation, Computershare Inc. and Computershare Trust Company, N.A.

10.4	Amendment No. 1 to Capital Senior Living Corporation’s 2019 Omnibus Stock and Incentive Plan, as amended

99.1	Press release dated November 3, 2021, titled “Capital Senior Living Announces Closing of Financing Transaction with Conversant Capital.”

104	Cover Page Interactive Date File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2021	Capital Senior Living Corporation

	By:	/s/ David R. Brickman
	Name:	David R. Brickman
	Title:	Senior Vice President, Secretary and General Counsel